EXHIBIT 10.17

                             SHARES ESCROW AGREEMENT

         ESCROW AGREEMENT, dated as of March 23, 2001, by and among the parties listed on Annex A hereto (collectively, the "Shareholders"), Olympus Capital, Inc., a Florida corporation ("Olympus Capital"), as Shareholders'
Representative, Christian Mahe de Berdouare (the "Depositing Party"), and L. Van Stillman (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto, other than the Escrow Agent and the Shareholders' Representative, have entered into a certain Exchange Agreement dated as of March 23, 2001 (the "Underlying Agreement"), and pursuant thereto the Depositing Party is required to deposit the Deposited Shares (as defined below) to be held in escrow; and

         WHEREAS, the Escrow Agent is willing to serve as escrow agent and hold the Deposited Shares in accordance with the terms and conditions hereof;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. This is to confirm that the Depositing Party has delivered the stock certificates listed on Annex B and duly executed stock powers in blank (the "Deposited Shares") to the Escrow Agent:

         2. The Escrow Agent shall release from escrow hereunder and deliver the Deposited Shares as follows:

            a. Within three (3) business days following receipt by the Escrow Agent of a Shares Release Certificate duly executed by the Shareholders' Representative substantially in the form of Exhibit A hereto in accordance with instructions set forth therein;

            b. Within three (3) business days following receipt by the Escrow Agent of a Final Shares Release Notice duly executed by the Depositing Party and the Shareholders' Representative and substantially in the form of Exhibit B hereto in accordance with instructions set forth therein;

            c. Within three (3) business days of the receipt of an original of the Note dated March 23, 2001 issued by Chicken Kitchen Corporation in favor on the Shareholders' Representative (or endorsed to the Depositing Party) marked "PAID IN FULL" which original shall be returned to the Depositing Party together with the Deposited Shares; or

            d. Within three (3) business days after receipt by the Escrow Agent of (i) a copy of a final judgment or order of a court of competent jurisdiction, certified by the clerk of such court or other appropriate official, the Deposited Shares shall be delivered as set forth in such judgment or order and (ii) an opinion of counsel, acceptable to the Escrow Agent, to the party to whom the Deposited Shares are to be delivered to the effect that such judgment or order is final within the meaning of this Agreement. A judgment or order under this Agreement shall be deemed to be final at the expiration of the time within which to take an appeal therefrom and no appeal has been taken prior to such time, or until the entry of a judgment or order from which no appeal may be taken.

         3. Until the Deposited Shares are released and delivered in accordance with Section 2 hereof, the Escrow Agent shall promptly forward any and all dividends and other distributions in respect of the Deposited Shares, received by the Escrow Agreement, to Christian Mahe de Berdouare.

         4. The Escrow Agent shall be entitled to rely upon, and shall be fully protected from all liability, loss, cost, damage or expense in acting or omitting to act pursuant to, any instruction, order, judgment, certification, affidavit, demand, notice, opinion, instrument or other writing delivered to it hereunder without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document.

         5. The duties of the Escrow Agent are only as herein specifically provided, and are purely ministerial in nature. The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document in connection herewith, including, without limitation, the Underlying Agreement, and shall be required to act in respect of the Deposited Shares only as provided in this Agreement. This Agreement sets forth all the obligations of the Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder and no additional obligations of the Escrow Agent shall be implied from the terms of this Agreement or any other agreement. The Escrow Agent shall incur no liability in connection with the discharge of its obligations under this Agreement or otherwise in connection therewith, except such liability as may arise from the willful misconduct of the Escrow Agent.

         6. The Escrow Agent may consult with counsel of its choice, which may include attorneys in the firm of L. Van Stillman, P.A., and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of such counsel.

         7. The Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by the Escrow Agent.

         8. The Escrow Agent is acting as a stakeholder only with respect to the Deposited Shares. If any dispute arises as to whether the Escrow Agent is obligated to deliver the Deposited Shares or as to whom the Deposited Shares are to be delivered, the Escrow Agent shall not be required to make any delivery, but in such event the Escrow Agent may hold the Deposited Shares until receipt by the Escrow Agent of instructions in writing, signed by all parties which have, or claim to have, an interest in the Deposited Shares, directing the disposition of the Deposited Shares, or in the absence of such authorization, the Escrow Agent may hold the Deposited Shares until receipt of a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of the Deposited Shares. The Escrow Agent may require, as a condition to the disposition of the Deposited Shares pursuant to written instructions, indemnification and/or opinions of counsel, in form and substance satisfactory to the Escrow Agent, from each party providing such instructions. If such written instructions, indemnification and opinions are not received, or proceedings for such determination are not commenced, within thirty (30) days after receipt by the Escrow Agent of notice of any such dispute and diligently continued, or if the Escrow Agent is uncertain as to which party or parties are entitled to the Deposited Shares, the Escrow Agent may either (i) hold the Deposited Shares until receipt of (x) such written instructions and indemnification or (y) a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of the Deposited Shares, or (ii) deposit the Deposited Shares in the registry of a court of competent jurisdiction; provided, however, that notwithstanding the foregoing, the Escrow Agent may, but shall not be required to, institute legal proceedings of any kind.

         9. The Shareholders, jointly and severally, agree to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage, or expense (including, without limitation, attorneys' fees and costs) that the Escrow Agent may suffer or incur in connection with the entering into of this Agreement and performance of its obligations under this Agreement or otherwise in connection therewith, except to the extent such loss, liability, damage or expense arises from the willful misconduct of the Escrow Agent. Without in any way limiting the foregoing, the Escrow Agent shall be reimbursed for the cost of all legal fees and costs incurred by it in acting as the Escrow Agent hereunder (which may include fees and costs of legal services provided by attorneys in the firm of L. Van Stillman, P.A., based on the normal hourly rates in effect at the time services are rendered.

         10. The Escrow Agent and any successor escrow agent may at any time resign as such by delivering the Deposited Shares to either (i) any successor escrow agent designated in writing by the Shareholders' Representative and the Depositing Party, or (ii) any court having competent jurisdiction. Upon its resignation and delivery of the Deposited Shares as set forth in this paragraph, the Escrow Agent shall be discharged of, and from, any and all further obligations arising in connection with the escrow contemplated by this Agreement.

         11. The Escrow Agent shall have the right to represent any party hereto in any dispute between the parties hereto with respect to the Deposited Shares or otherwise.

         12. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, shall give to anyone, other than the parties hereto and their respective permitted successors and assigns, any benefit, or any legal or equitable right, remedy or claim, under or in respect of this Agreement or the escrow contemplated hereby.

         13. All notices required under the terms and provisions of this Agreement shall be in writing, and any such notice may be given by United States mail, courier service or facsimile (confirmed by telephone or in writing in the case of notice by facsimile) or any other customary means of communication, and any such notice shall be effective when delivered, or if mailed, three (3) days after deposit in the United States mail with proper postage for ordinary mail prepaid, to the addresses set forth on Schedule N.

         14. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida. All actions against the Escrow Agent arising under or relating to this Agreement shall be brought against the Escrow Agent exclusively in the appropriate court in the State of Florida, County of Dade. Each of the parties hereto agree to submit to personal jurisdiction and to waive any objection as to venue in the State of Florida, County of Dade. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if mailed to such party as set forth in the immediately preceding paragraph.

         15. TO THE FULL EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ESCROW AGENT ENTERING INTO THIS AGREEMENT.

         16. This Agreement may be executed in two or more separate counterparts, each of which shall be an original and all of which, together, shall constitute one agreement.

         17. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto taken within context may require.

         18. The rights of the Escrow Agent contained in this Agreement, including without limitation the right to indemnification, shall survive the resignation of the Escrow Agent and the termination of the escrow contemplated hereunder.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


                          CHICKEN KITCHEN CORPORATION

                          By:/s/ Christian Mahe de Berdouare
                                ----------------------------------------
                               Name: Christian Mahe de Berdouare
                                    ------------------------------------
                               Title Chairman, President & CEO
                               -----------------------------------------


                          Christian Mahe de Berdouare
                          -----------------------------------------------------
                          Christian Mahe de Berdouare

                                        AGRICOLA COCO BONH, S.A.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        AZUCAR, LTD.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BARRAS INVESTMENT

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ----------------------------------------
                                        William Beckman


                                        C.A. OPORTUNIDAD, S.A.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ----------------------------------------
                                        Kristy Cash

                                        CASTLE CREEK VALLEY RANCH
                                        PARTNERSHIP DBPP

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ----------------------------------------
                                        Charles Devine

                                        ----------------------------------------
                                        Jimmy Dean Dowda


                                        EDWARDS CAPITAL CORPORATION

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        MATTHEW HOLSTEIN PENSION PLAN

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        HASSAN ABDUL, S.A.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ----------------------------------------
                                        Phillip Holstein

                                        ----------------------------------------
                                        Bruce Knox

                                        ----------------------------------------
                                        Ed Leinster

                                        ----------------------------------------
                                        Frederick A. Lenz

                                        ----------------------------------------
                                        Michael M. Louis, Jr.

                                        ----------------------------------------
                                        David Mallen

                                        ----------------------------------------
                                        John T. Mitchell


                                        NOSTRADAMUS, S.A.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ----------------------------------------
                                        Richard M. Peck

                                        ----------------------------------------
                                        Barry Seidman

                                        ----------------------------------------
                                        James Skalko

                                        ----------------------------------------
                                        Joseph Sloves

                                        ----------------------------------------
                                        Dominick Vicari


                                        WORLD CAPITAL FUNDING, L.L.C.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ----------------------------------------
                                        Arnold A. Zousmer

                                        OLYMPUS CAPITAL, INC., as Shareholders'
                                        Representative,

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ----------------------------------------
                                        L. Van Stillman, as Escrow Agent

                                     Annex A

Agricola Coco Bonh, S.A.
Azucar, Ltd.
Barras Investments
William Beckman
C.A. Opportunidad
Kristy Cash
Castle Creek Valley Ranch
  Partnership DBPP
Charles Devine
Jimmy Dean Dowda
Edwards Capital Corporation
Hassan Abdul, S.A.
Matthew Holstein Pension Plan
Phillip Holstein
Bruce Knox
Ed Leinster
Frederick A. Lenz
Michael M. Louis, Jr.
David Mallen
John T. Mitchell
Nostradamus, S.A.
Richard M. Peck
Barry Seidman
James Skalko
Joseph Sloves
Dominick Vicari
World Capital Funding, L.L.C.
Arnold A. Zousmer

                                     Annex B

                                Deposited Shares

--------------------------------------------------------------------------------
     Issuer         Class of Stock          Stock Certificate        Number
                                               Certificate             of
                                                Number(s)            Shares
--------------------------------------------------------------------------------
Chicken Kitchen     Class A                       1913               500,000
Corporation         Common Stock
--------------------------------------------------------------------------------

                                   Schedule N

CHICKEN KITCHEN CORPORATION
Address:    770 Ponce de Leon Blvd.
            Suite 200
            Coral Gables, FL 33134

Christian Mahe De Berdouare
Address:    5750 N. Bay Road
            Miami Beach, FL 33140
            Fax: (305)866-9739

AGRICOLA COCO BONH, S.A.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            San Jose, Costa Rica
            Fax: 011-506-258-3744

AZUCAR, LTD.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            San Jose, Costa Rica
            Fax: 011-506-258-3744

BARRAS INVESTMENTS
Address:    Martastrasse 137
            Postfach 8040
            Zurich, Switzerland
            Fax: 011-411-451-3035

William Beckman
Address:    c/o GRC Vanderweil Engineers, Inc.
            1055 Maitland Center Commons Blvd. Maitland, FL
            32751
            Fax: (407)660-1655

C.A. Oportunidad S.A.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            San Jose, Costa Rica
            Fax:  (506) 258-3995

Kristy Cash
Address:    2180 Dover Street
            Lakewood, Colorado 80215
            Fax: (303) 232-3082

CASTLE CREEK VALLEY RANCH PARTNERSHIP DBPP
Address:    P.O. Box 2747
            Aspen, Colorado  81612
            Fax: ( 970) 920-9361

Charles Devine
Address:    1433 Oakfield Drive
            Brandon, FL  33511
            Fax: (813) 689-0435

Jimmy Dean Dowda
Address:    8052 Cherry Lake Road
            Groveland, FL 33476
            Fax: (354) 429-9172

EDWARDS CAPITAL CORPORATION
Address:    ATTN:  Mr. W.J. Matthews, President
            P.O. Box 1044
            Grand Cayman, Cayman Islands BW1
            Fax: (345) 949-7325

MATTHEW HOLSTEIN PENSION PLAN
Address:    P.O. Box 2747
            Aspen, Colorado 81612
            Fax: (970) 544-0374

Hassan Abdul, S.A.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            San Jose, Costa Rica
            Fax: 011-506-258-3744

Bruce Knox
Address:    c/o Knox Nursery
            4349 N. Hiawassee Road
            Orlando, Florida 32818
            Fax: (407) 290-1702

Ed Leinster
Address:    c/o Faith Williams
            2788 D Curry Ford Road
            Orlando, Florida 32806
            Fax: (407) 894-8435

Frederick A. Lenz
Address:    113 Hathaway Drive
            Altamonte Springs, Florida 32701
            Fax: (407) 831-6106

Michael M. Louis, Jr.
Address:    5634 Edgewater Drive
            Orlando, Florida 32810
            Fax: (407) 294-9689

David Mallen
Address:    2300 Randall Road
            Winter Park, Florida 32789
            Fax: (407) 843-8591

John T. Mitchell
Address:    5422 Monterrey Club Court
            Windermere, Florida 34786
            Fax: (407)876-7476

NOSTRADAMUS, S.A.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            Fax: 011-506-258-3744

Richard M. Peck
Address:    1583 E. Silver Star Road, #326
            Ocoee, FL 34761
            Fax: (407) 422-0590

POW WOW, INC.
Address:    136 Vista Oak Drive
            Longwood, FL 32779
            Fax: (407) 333-3191

Barry Seidman
Address:    16631 Avenida Molino Viejo
            P.O. Box 9813
            Rancho Sante Fe, California 92067
            Fax: (858) 759-0336

James Skalko
Address:    136 Vista Oak Drive
            Longwood, FL 32779
            Fax: (407) 333-3191

Joseph Sloves
Address:    0800 Cluny Road
            Aspen, CO 81611
            Fax: (970) 923-6292

Dominick Vicari
Address:    5520 Rockwood Avenue
            Orlando, Florida 32839
            Fax: (407) 339-4476

WORLD CAPITAL FUNDING, L.L.C.
Address:    c/o Mr. Keith Mazer
            1625 Larimer Street, Suite 1903
            Denver, Colorado 80202
            Fax: (303) 620-9199

Arnold A. Zousmer
Address:    P.O. Box 9906
            Rancho Sante Fe, California 92067
            Fax: (858) 756-1464

OLYMPUS CAPITAL, INC.
Address:   attn: James Spratt
           4828 S. Peninsula Drive
           Ponce Inlet, Florida  32127
           Fax:  (904) 304-6070



L. Van Stillman
Address:   1177 George Bush Boulevard
           Suite 308
           Delray Beach, Florida  33483
           Fax:  (561) 330-9116

                                    Exhibit A

                           Shares Release Certificate

To:      L. Van Stillman
         1177 George Bush Boulevard
         Suite 308
         Delray Beach, Florida 33483

Re: Shares Escrow Agreement (the "Escrow Agreement") dated as of March 23, 2001, among the Shareholders listed therein (the "Shareholders"), Olympus Capital, Inc., as Shareholders' Representative, Christian Mahe de Berdouare and L. Van Stillman, as Escrow Agent.


Ladies and Gentlemen:


         The undersigned hereby certifies that _______ ($_______) are past due and payable under that certain Note issued by Chicken Kitchen Corporation on March 23, 2001 in favor of the Shareholders' Representative in the aggregate amount of $150,000. Please be advised that the undersigned hereby request the release and delivery of the Deposited Shares (as such term is defined in the Escrow Agreement) to the undersigned at __________ [address].


                                        Olympus Capital, Inc.
                                        as Shareholders' Representative,
                                        acting on behalf of all Shareholders.

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------

cc:  Christian Mahe de Berdouare

                                    Exhibit B

                           Final Shares Release Notice

To:      L. Van Stillman
         1177 George Bush Boulevard
         Suite 308
         Delray Beach, Florida 33483


Re: Shares Escrow Agreement (the "Escrow Agreement") dated as of March 23, 2001, among the Shareholders listed therein ("Shareholders"), Olympus Capital, Inc., as Shareholders' Representative, Christian Mahe de Berdouare and L. Van Stillman, as Escrow Agent.


Ladies and Gentlemen:


         Please be advised that the undersigned hereby request the release and delivery of the Deposited Shares (as such terms is defined in the Escrow Agreement) to Christian Mahe de Berdouare, at ___________ [address]. [alternative delivery instructions]



                                        ----------------------------------------
                                        Christian Mahe de Berdouare
                                        Date:
                                             -----------------------------------


                                        Olympus Capital, Inc.
                                        as Shareholders' Representative

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------